Common Stock	9 Months Ended
Jun. 30, 2012
Equity [Abstract]
Common Stock

4. COMMON STOCK

The authorized capital of the Company is 900,000,000 common shares with a par value of $ 0.001 per share.

On June 21, 2010, the Company issued 300,000,000 shares of common stock to Yury Shcharbakou, its sole Director, for total cash proceeds of $3,000.

On August 27, 2010, the Company issued 72,000,000 shares of common stock for total cash proceeds of $14,400.

On September 30, 2010, the Company issued 16,000,000 shares of common stock for total cash proceeds of $4,800.

As reflected in the dates above, during the period April 30, 2010 (Inception) to September 30, 2010, the Company sold a total of 388,000,000 shares of common stock for total cash proceeds of $22,200.

The Board of Directors determined on October 12, 2011 to forward split the issued and outstanding shares of the Company on the basis of 100 for 1, whereby the Company would issue as a dividend a total of 99 additional shares for each share currently held. FINRA confirmed approval of the forward split, payable as a dividend to shareholders, and the forward split became effective on October 21, 2011. The forward split shares are payable upon surrender of certificates to the Company's transfer agent. The effect of the stock split has been recognized retroactively in the stockholders’ deficit accounts as of April 30, 2010, and in all shares and per share data in these financial statements.

On April 2, 2012, the principal and controlling shareholder of Solo International Inc. (the “Company”) returned 100,000,000 shares (100 Million) of the Company’s issued shares of common stock held by the shareholder for cancellation by the Company.

On May 8, 2012, the Company issued 200,000 shares of common stock at a deemed price of $0.10 per share for total proceeds of $20,000.

As of June 30, 2012, 288,200,000 shares of common stock were issued and outstanding.